Exhibit 10.1

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT AND
TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) dated as of April 4, 2025 by and among HEALTHCARE REALTY HOLDINGS, L.P., a limited partnership formed under the laws of Delaware (the “Borrower”), HEALTHCARE REALTY TRUST INCORPORATED, a corporation formed under the laws of Maryland (“Parent”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, Parent, the Lenders, the Administrative Agent and certain other parties have entered into that certain Fourth Amended and Restated Revolving Credit and Term Loan Agreement dated as of July 20, 2022 (as amended and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, Parent, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Amendment to Credit Agreement. Effective as of the date hereof, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined terms in correct alphabetical order:

“First HR-1 Extension” means as provided in Section 2.15(d).

“First HTA-1 Extension” means as provided in Section 2.15(b).

“First Revolving Extension” means as provided in Section 2.15(a).

“Second HR-1 Extension” means as provided in Section 2.15(d).

“Second HTA-1 Extension” means as provided in Section 2.15(b).

“Second Revolving Extension” means as provided in Section 2.15(a).

“Third Revolving Extension” means as provided in Section 2.15(a).

(b) Section 2.09(f)(i) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following new Section 2.09(f)(i) in lieu thereof:

(i) Revolving Facility. If the Borrower exercises its right to extend the Revolving Termination Date in accordance with Section 2.15(a), the Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender, (i) for the exercise of the First Revolving Extension, a fee

Exhibit 10.1
equal to 0.030% of the amount of such Lender’s Revolving Committed Amount (whether or not utilized), (ii) for the exercise of the Second Revolving Extension, a fee equal to 0.095% of the amount of such Lender’s Revolving Committed Amount (whether or not utilized) and (iii) for the exercise of the Third Revolving Extension, a fee equal to 0.125% of the amount of such Lender’s Revolving Committed Amount (whether or not utilized). Each such applicable fee shall be due and payable in full on the date the Administrative Agent receives a Revolving Extension Request pursuant to such Section.

(c) Section 2.09(f)(ii) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following new Section 2.09(f)(ii) in lieu thereof:

(ii) HTA-1 Term Loan Facility. If the Borrower exercises its right to extend the HTA-1 Term Loan Termination Date in accordance with Section 2.15(b), the Borrower agrees to pay to the Administrative Agent for the account of each HTA-1 Term Loan Lender, (i) for the exercise of the First HTA-1 Extension, a fee equal to 0.030% of the outstanding principal amount of such Lender’s HTA-1 Term Loans and (ii) for the exercise of the Second HTA-1 Extension, a fee equal to 0.095% of the outstanding principal amount of such Lender’s HTA-1 Term Loans. Each such applicable fee shall be due and payable in full on the date the Administrative Agent receives a HTA-1 Term Loan Extension Request pursuant to such Section.

(d) Section 2.09(f)(iv) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following new Section 2.09(f)(iv) in lieu thereof:

(iv) HR-1 Term Loan Facility. If the Borrower exercises its right to extend the HR-1 Termination Date in accordance with Section 2.15(d), the Borrower agrees to pay to the Administrative Agent for the account of each HR-1 Term Loan Lender, (i) for the exercise of the First HR-1 Extension, a fee equal to 0.080% of the amount of such Lender’s HR-1 Term Loans and (ii) for the exercise of the Second HR-1 Extension, a fee equal to 0.045% of the amount of such Lender’s HR-1 Term Loans. Each such applicable fee shall be due and payable in full on the date the Administrative Agent receives a HR-1 Term Loan Extension Request pursuant to such Section.

(e) Section 2.15(a) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following new Section 2.15(a) in lieu thereof:

(a) Extensions of Revolving Termination Date. The Borrower shall have the right, exercisable three times, to extend the current Revolving Termination Date by (i) three (3) months (the “First Revolving Extension”), (ii) nine (9) months (the “Second Revolving Extension”) and (iii) one year (the “Third Revolving Extension”). For the First Revolving Extension, the Borrower may exercise such right only by executing and delivering to the Administrative Agent on or before October 2, 2025, but not more than 90 days prior to the current Revolving Termination Date, a written request for such extension (a “Revolving Extension Request”). For the Second Revolving Extension, the Borrower may exercise such right only by executing and delivering to the Administrative Agent on or before January 2, 2026, but not more than 90 days prior to the then current Revolving Termination Date, a Revolving Extension Request. For the Third Revolving Extension, the Borrower may exercise such right only by executing and delivering to the Administrative Agent on or before October 2, 2026, but not more than 90 days prior to the then current Revolving Termination Date, a Revolving Extension Request. The Administrative Agent shall notify the Revolving Lenders if it receives a Revolving Extension Request promptly upon receipt thereof. Subject to satisfaction of the following conditions, for each Revolving Extension Request, the Revolving Termination Date shall be extended for three (3) months, nine (9) months and twelve (12) months for each of the First Revolving Extension, Second Revolving Extension and Third Revolving Extension, respectively, effective upon receipt by the Administrative Agent of such Revolving Extension Request and payment of the fee

Exhibit 10.1
referred to in the following clause (ii): (i) immediately prior to such extension and immediately after giving effect thereto, (x) no Default or Event of Default shall exist and (y) the representations and warranties made or deemed made by the Borrower and each other Credit Party in the Credit Documents to which any of them is a party, shall be true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Documents and (ii) the Borrower shall have paid the Fees payable under Section 2.09(f)(i) in respect of each applicable Revolving Extension Request. At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent a certificate from the chief executive officer or chief financial officer certifying the matters referred to in the immediately preceding clauses (i)(x) and (i)(y).

(f) Section 2.15(b) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following new Section 2.15(b) in lieu thereof:

(b) Extensions of HTA-1 Term Loan Termination Date. The Borrower shall have the right, exercisable two times, to extend the current HTA-1 Term Loan Termination Date by (i) three (3) months (the “First HTA-1 Extension”) and (ii) nine (9) months (the “Second HTA-1 Extension”). For the First HTA-1 Extension, the Borrower may exercise such right only by executing and delivering to the Administrative Agent on or before October 2, 2025, but not more than 90 days prior to the current HTA-1 Term Loan Termination Date, a written request for such extension (an “HTA-1 Term Loan Extension Request”). For the Second HTA-1 Extension, the Borrower may exercise such right only by executing and delivering to the Administrative Agent on or before January 2, 2026, but not more than 90 days prior to the current HTA-1 Term Loan Termination Date, an HTA-1 Term Loan Extension Request. The Administrative Agent shall notify the HTA-1 Term Loan Lenders if it receives a HTA-1 Term Loan Extension Request promptly upon receipt thereof. Subject to satisfaction of the following conditions, for each HTA-1 Term Loan Extension Request, the HTA-1 Term Loan Termination Date shall be extended for three (3) months and nine (9) months for each of the First HTA-1 Extension and Second HTA-1 Extension, respectively, upon receipt by the Administrative Agent of such HTA-1 Term Loan Extension Request and payment of the fee referred to in the following clause (ii): (i) immediately prior to such extension and immediately after giving effect thereto, (x) no Default or Event of Default shall exist and (y) the representations and warranties made or deemed made by the Borrower and each other Credit Party in the Credit Documents to which any of them is a party, shall be true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Documents and (ii) the Borrower shall have paid the Fees payable under Section 2.09(f)(ii) in respect of each applicable HTA-1 Term Loan Extension Request. At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent a certificate from the chief executive officer or chief financial officer certifying the matters referred to in the immediately preceding clauses (i)(x) and (i)(y).

(g) Section 2.15(d) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following new Section 2.15(d) in lieu thereof:

Exhibit 10.1

(d) Extensions of HR-1 Term Loan Termination Date. The Borrower shall have the right, exercisable two times, to extend the current HR-1 Term Loan Termination Date by (i) eight (8) months (the “First HR-1 Extension”) and (ii) four (4) months (the “Second HR-1 Extension”). For the First HR-1 Extension, the Borrower may exercise such right only by executing and delivering to the Administrative Agent on or before May 2, 2025, but not more than 90 days prior to the current HR-1 Term Loan Termination Date, a written request for such extension (an “HR-1 Term Loan Extension Request”). For the Second HR-1 Extension, the Borrower may exercise such right only by executing and delivering to the Administrative Agent on or before January 2, 2026, but not more than 90 days prior to the then current HR-1 Term Loan Termination Date, an HR-1 Term Loan Extension Request. The Administrative Agent shall notify the HR-1 Term Loan Lenders if it receives a HR-1 Term Loan Extension Request promptly upon receipt thereof. Subject to satisfaction of the following conditions, for each HR-1 Term Loan Extension Request, the HR-1 Term Loan Termination Date shall be extended for eight (8) months and four (4) months, respectively, effective upon receipt by the Administrative Agent of such HR-1 Term Loan Extension Request and payment of the fee referred to in the following clause (ii): (i) immediately prior to such extension and immediately after giving effect thereto, (x) no Default or Event of Default shall exist and (y) the representations and warranties made or deemed made by the Borrower and each other Credit Party in the Credit Documents to which any of them is a party, shall be true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Documents and (ii) the Borrower shall have paid the Fees payable under Section 2.09(f)(iv) in respect of each applicable HTA-1 Term Loan Extension Request. At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent a certificate from the chief executive officer or chief financial officer certifying the matters referred to in the immediately preceding clauses (i)(x) and (i)(y).

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following in form and substance satisfactory to the Administrative Agent:

(a) a counterpart of this Amendment duly executed by the Borrower, Parent, the Administrative Agent and each of the Revolving Lenders, the HR-1 Term Loan Lenders and the HTA-1 Term Loan Lenders;

(b) no Default or Event of Default shall exist or shall occur as a result of this Amendment;

(c) the Administrative Agent shall have received and reviewed, with results satisfactory to the Administrative Agent and its counsel, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership, environmental matters, contingent liabilities and management of the Borrower and its Subsidiaries;

(d) a certificate of the Borrower, signed on behalf of the Borrower by the Borrower’s chief executive officer or chief financial officer, certifying that, (i) since December 31, 2024, there has not been a material adverse change in the condition (financial or otherwise), operations, business, assets or liabilities of the Consolidated Group taken as a whole or in the facts and information regarding such entities as represented to date, nor has there been a downgrade of the Borrower’s credit rating of two or more notches,

Exhibit 10.1
and (ii) there is no action, suit, investigation or proceeding pending or threatened in any court or before any arbitrator or governmental authority that purports (x) to materially and adversely affect the Borrower or its subsidiaries, or (y) to affect any transaction contemplated by or under the Credit Agreement or the ability of the Borrower and its subsidiaries or any other obligor under the guarantees to perform their respective obligations under the Credit Agreement;

(e) the Borrower and each other Credit Party shall have provided all information requested by the Administrative Agent and each Lender in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act;

(f) evidence that all fees and expenses due and payable to the Administrative Agent, any of the Lenders and any of their respective Affiliates, required to be paid on the effective date of this Amendment, have been paid; and

(g) such other documents, agreements and instruments as the Administrative Agent may reasonably request.

Section 3. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) Corporate and Governmental Authorization; No Contravention. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations hereunder and under the Credit Agreement as amended by this Amendment are within the corporate power of the Borrower, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official or other Person (except for any such action or filing that has been taken and is in full force and effect) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Organization Documents of the Borrower or of any material agreement, judgment, injunction, order, decree or other material instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower other than Liens created pursuant to the Credit Documents.

(b) Binding Effect. This Amendment and the Credit Agreement as amended by this Amendment constitute valid and binding agreements of the Borrower, enforceable against the Borrower in accordance with their terms.

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Administrative Agent and the Lenders in the Credit Agreement as amended by this Amendment and the other Credit Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Credit Document.

Section 6. Costs and Expenses. The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including Attorney Costs) incurred by the Administrative

Exhibit 10.1
Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT TAKING INTO ACCOUNT CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION).

Section 9. Effect; Ratification. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only. The Credit Agreement is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Credit Document.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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Exhibit 10.1
IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Fourth Amended and Restated Revolving Credit and Term Loan Agreement to be executed as of the date first above written.

HEALTHCARE REALTY HOLDINGS, L.P.

By: /s/ Austen B. Helfrich
Name: Austen B. Helfrich
Title: Executive Vice President and Chief Financial Officer

HEALTHCARE REALTY TRUST INCORPORATED

By: /s/ Austen B. Helfrich
Name: Austen B. Helfrich
Title: Executive Vice President and Chief Financial Officer

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to First Amendment to Fourth Amended and Restated Revolving Credit and Term Loan Agreement for Healthcare Realty Holdings, L.P.]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as
Administrative Agent and as a Revolving Lender, HR-1 Term
Loan Lender and HTA-1 Term Loan Lender

By: /s/ Brendan Magrady
Name: Brendan
Title:Vice President

[Signatures Continued on Next Page]

Exhibit 10.1

JPMORGAN CHASE BANK, N.A., AS L/C ISSUER AND A LENDER

By: /s/ Cody A Canafax
Name: Cody A. Canafax
Title: Executive Director

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Andrew T. White
Name: Andrew T. White
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, AS A LENDER

By: /s/ Germaine R. Korhone
Name: Germaine R. Korhone
Title: Senior Vice President

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Olana Sambo
Name: Olana Sambo
Title: Authorized Signatory

THE BANK OF NOVA SCOTIA

By: /s/ Robb Glass
Name: Robb Glass
Title: Managing Director

Exhibit 10.1
CITIBANK, N.A., AS A LENDER

By: /s/ Christopher Albano
Name: Christopher Albano
Title: Authorized Signatory

BMO BANK, N.A.

By: /s/ Ashley Bake
Name: Ashley Bake
Title: Managing Director

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By: /s/ Michael P. Perillo
Name: Michael P. Perillo
Title: Managing Director

BANK OF AMERICA, N.A.

By: /s/ Darren Merten
Name: Darren Merten
Title: Director

MUFG BANK LTD.

By: /s/ Joice Soendjojo
Name: Joice Soendjojo
Title: Director

MIZUHO BANK, LTD., AS A REVOLVING LENDER AND
HTA-1 TERM LOAN LENDER

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Managing Director

Exhibit 10.1
REGIONS BANK

By: /s/ Mark Hardison
Name: Mark Hardison
Title: Managing Director

TRUIST BANK, AS A LENDER

By: /s/ Tim Conway
Name: Tim Conway
Title: Vice President

FIRST HORIZON BANK, AS A LENDER

By: /s/ Bill Berrell
Name: Bill Berrell
Title: Senior Vice President

THE HUNTINGTON NATIONAL BANK

By: /s/ Eva S. McQuillen
Name: Eva S. McQuillen
Title: Senior Vice President

BARCLAYS BANK PLC

By: /s/ Craig Malloy
Name: Craig Malloy
Title: Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT
BANK

By: /s/ Michael Ubriaco
Name: Michael Ubriaco
Title: Director

By: /s/ Jill Wong
Name: Jill Wong
Title: Director

Exhibit 10.1

ASSOCIATE BANK, NATIONAL ASSOCIATION

By: /s/ Mitchell Vega
Name: Mitchell Vega
Title: Senior Vice President

HANCOCK WHITNEY BANK

By: /s/ MocTavius Demonbreum
Name: MocTavius Demonbreum
Title: Senior Vice President

PINNACLE BANK, AS LENDER

By: /s/ Todd Carter
Name: Todd Carter
Title: Senior Vice President

THE BANK OF EAST ASIA, LIMITED NEW YORK
BRANCH

By: /s/ Joanna Yu
Name: Joanna Yu
Title: Vice President

By: /s/ Francis Wong
Name: Francis Wong
Title: General Manager

FIRST NATIONAL BANK

By: /s/ John Wilgus
Name: John Wilgus
Title: Senior Vice President

Exhibit 10.1
AMERICAN SAVINGS BANK F.S.B.

By: /s/ Michael Militar
Name: Michael Militar
Title: Vice President

RENASANT BANK, AS A LENDER

By: /s/ Nathan Keller
Name: Nathan Keller
Title: Senior Managing Director